Exhibit 99.1 Investor Presentation August 4, 2015

Disclaimer 2 This information is being presented by JetPay Corporation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities . This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. JetPay’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside JetPay’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, those described under the heading “Risk Factors” in the Company’s latest filed Annual Report on Form 10 - K as amended, for the transition period ending December 31, 2014 and the Company’s Quarterly report on Form 10 - Q for the quarter ended March 31, 2015. JetPay cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in JetPay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward - looking statements concerning JetPay or other matters and attributable to JetPay or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. JetPay cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. JetPay does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

2014 - 2015 Activities Continued to enhance the JetPay brand through increased investments in trade shows, industry advertising Acquired ACI, now JetPay Strategic Partners, a specialist in providing payments services to Financial Institutions and Associations Significant investment in new salespeople for our Payments and Payroll units Significant investment in technology enhancements – especially in our Payments unit Continued to drive significant cross - selling of products across business l ines Developed Affordable Care Act, HR benefits, and Time and Attendance to round - out payroll offering for larger companies Announced relationships with industry innovators WePay, Cardis, CSI Paid off $10 million in 12% convertible secured notes through sales of Series A - 1 Preferred to Flexpoint, reducing interest costs by $1.2 million annually and increasing equity Eliminated many of the non - cash expenses from the income statement, providing better clarity into continuing operations 3

Investment Highlights “One - stop - shop” to meet business’ Payments Needs Innovative, future - based technology driving customers’ revenues and lowering their costs Last “independent” comprehensive end - to - end card Payments Platform Highly leveraged cost structure Management Team with proven track record 90+% of revenues recurring with strong margins and low capital requirements 4

Transaction Processing - What We Do ▪ End - to - End Credit and Debit Card Processing ▪ Card Not Present and Card Present ▪ ACH Processing ▪ Mobile Money ▪ Encryption and Tokenization ▪ Account Updater and Transaction Recycler ▪ Virtual Terminal ▪ Simple XML Integration PAYMENTS ▪ Payroll Processing ▪ Payroll Tax Filing ▪ Human Resource Services ▪ Time and Attendance Management ▪ 401K Services ▪ Affordable Care Act Assistance PAYROLL ▪ MAC® Prepaid Visa Card ▪ Gift Cards ▪ Club Cards CARD SERVICES 5

Key Information 2013 – $17.6 Million 2014 - $19.7 Million PAYMENTS 2013 – $13.3 Million 2014 - $ 13.8 Million PAYROLL 6 Small and Medium Businesses, Governments, Financial Institutions ▪ 2014 Payroll Checks - 4 Million ▪ 2014 Volume – $2 Billion ▪ 2014 Customers ~5,000 CNP Merchants, ISOs/VARs/ISVs, Financial Institutions, Small Businesses ▪ 2014 Transactions – 47 Million ▪ 2014 Volume – $10 Billion ▪ 2014 Customers ~9,000 Revenues Customers Metrics

Revenue Drivers ▪ # of transactions ▪ $ Amount of Sales Volume 7 Payments Payroll ▪ # of employees ▪ # of payrolls ▪ Value Added Service $ Key Drivers ▪ Fees - % of the sale amount - Merchant Discount Rate - Fixed fee per transaction Description ▪ Fees - Fixed fee per transaction - Other services based on company size and requirements Payment Processing Revenue Example Visa MasterCard Discover Amex Merchant Acquirer Merchant Processor Payment Network JetPay JetPay Card Issuer & Processor Merchant

JetPay Markets 8 Guide Strong Focus Moderate Focus Opportunistic JetPay JetPay Card Payments Payroll Services CNP and Recurring Payments - Focus on Tier II & III merchants in the Internet space - especially those with special needs as well as those with significant recurring payments Small Business - Focus on the 10 million businesses with fewer than 500 employees with an average of 25-50 employees Financial Institutions - Provide products and services to banks and credit unions to resell to their customers ISOs, VARs & ISVs - Provide services to Independent Sales Organizations, Value Added Resellers, and Independent Software Vendors ▪ Except in the Card - Not - Present space for Payments and the Eastern PA market for Payroll where JetPay has considerable legacy strength, we have positioned ourselves as a “third - party” provider, working through third parties to sell products and services ▪ This has proven attractive to many customers as JetPay is seen as a “partner” not a “competitor” unlike most of our competitors

JetPay Growth Strategy 9 ▪ JetPay is focused on building out management, sales capacity and now embarking on our growth strategy ▪ Layer new business to leverage our under - utilized processing capacity ▪ The Flexpoint and Wellington relationships, established in 2013, provide financing flexibility “Build - out” of the payroll and merchant processing sales forces to take full advantage of the scale and processing capability of the core platforms Organic Growth New Products Cross - Sell Acquisitions Provide a dynamic menu of card products to employees of our small business customers and launch merchant advance and procurement products Provide Merchant Processing to payroll customers and Payroll Services to merchant customers Acquire distribution channels and new product technology for both businesses and opportunistic payroll companies concentric to our current mid - Atlantic base

Financial Highlights 10 1Q 2015 Results Revenues of $10.8 million, up 32.7% versus 1Q 2014 – Payments Revenues up 54% versus 1Q 2014 x EBITDA of $1.0 million versus $0.7 million in 1Q 2014 – up 42.5% x Pro - Forma EBITDA of $1.3 million x Net Loss of $0.2 million versus $1.4 million in 1Q 2014 2014 Results Revenues of $33.4 million, up 8% versus 2013 – 4Q 2014 Revenues of $9.8 million up 21% versus 4Q 2013 x EBITDA for 2014 of $1.3 million versus $0.7 million 2013 x Pro - Forma 2014 EBITDA of $3.2 million x Net Loss of $6.9 million, primarily due to non - cash items that ended in 2014

Financial Highlights 11 2014 - 2015 Results Reduced Debt to approximately $16 million by end of 1Q 2015 with payoff of 12% convertible notes x Capital Increased to over $50 million (includes convertible preferred) x Debt to Capital ratio declined to approximately 22% x Interest payments decreased by $1.2 million annually

Financial Highlights 12 2014 - 2015 Results Quarterly revenue growing steadily last 2 quarters x Payments achieved ~20% organic growth x Acquisition of ACI in November 2014 further enhanced growth in Payments segment

Financial Highlights 13 2014 - 2015 Results Two quarters of solid EBITDA x EBITDA impacted by investment in growth – sales and technology x Impacted by seasonality – 4Q and 1Q always higher

14 ▪ Flexpoint Relationship x Established in August 2013 x Convertible preferred – up to $40 million x Currently drawn $ 2 7.4 million x 0% coupon; convertible at $3.00 per share; liquidation preference of 2X x Right to designate two or more directors to our board x Provides advisory capacity to management team ▪ Wellington x Established in May 2014 x Convertible preferred – up to $ 2.7 million x Currently drawn $ 1.85 million x Similar financial terms as Flexpoint Key Relationships

Key Facts 15 Share Statistics Trading Symbol (Nasdaq) ........................ JTPY Stock Price ( 7 / 31 / 15 ) ................. .............. $ 3 . 02 Shares Outstanding ................................. 13 . 9 M 52 wk Range ................................. $ 1 . 42 - $ 3 . 47 12 Month Avg . Volume ............................ 3 , 423 Warrants / Options ........................... 0 . 0 M/ 1 . 4 M Fully Diluted Shares (2) ......................... 25 . 1 M Insider Ownership (3) .............................. 61 . 1 % Convertible Preferred Shares .. …… .. … .. 97 , 498 Market Capitalization (4) ...................... $ 75 . 7 M Enterprise Value (4) ……………… ... … $ 85 . 6 M Financials (TTM) (1) Revenue ................................................. $ 36 . 2 M EBITDA ................................................... $ 1 . 5 M EPS ………………… ............................ $ ( 0 . 69 ) (1) As of or for the twelve months ending March 31 , 2015 (2) Excludes UPO available to Early Bird Capital and Contingent Consideration (3) Percent of of Public Shares (4) Based on Fully Diluted shares Cap Structure (1) Cash on Hand .............................................. $ 6 . 2 M Long Term Debt ......................................... $ 16 . 1 M Redeemable Convertible Preferred ……… $ 31 . 0 M Shareholder Equity .................................... $ 23 . 4 M Other Full - time Employees ........................................ 186 Fiscal Year Ends .......................................... Dec 31 Public Accounting Firm ..................... Marcum LLP Website ......................................... www . jetpay . com Corporate HQ ........................................ Berwyn,PA

Summary 16 Premier provider of full range of transaction services Positioned to expand product lines through cross selling, organic growth, new products and acquisitions Experienced management team Large fragmented market Capable of producing 20x our current volume Revenues are highly recurring with strong margins Recent transactions show value of technology processors Payroll Processors sold at 2.5x – 4.1x Revenues; 11.0 – 17.7x EBITDA Payment Processors sold at 5.4x – 7.2x Revenues; 10.0x – 31.4x EBITDA

Appendix 17

JetPay CORPORATION
The way America gets paid.™

Comparable Analysis

Public Companies (1)			Shares	Mrkt Cap	EV	EV/S (2)		EV/EBITDA (2)		P/E (2)		Growth Rates (5)	
Name	Ticker	Price	(Thousands)	(Millions)	(Millions)	CY 15E	CY 16E	CY 15E	CY 16E	CY 15E	CY 16E	CY 15E	CY 16E
Payment Service Companies													
Vantiv	VNTV	$ 40.00	147.3	$ 5,891	$ 9,257	5.7x	5.3x	11.8x	10.6x	18.7x	16.5x	16%	8%
Global Payments	GPN	$ 104.38	66.7	$ 6,966	$ 8,702	3.1	2.9	14.1	12.4	20.4	18	6%	7%
Heartland Payments	HPY	$ 53.45	36.7	$ 1,964	$ 2,508	3.2	2.9	11.7	10.6	18.9	16.6	19%	8%
					Average	4.0	3.7	12.5	11.2	19.3	17	14%	8%
					Median	3.1	2.9	11.8	10.6	18.7	16.5	16%	7%
Payroll Companies													
ADP	ADP	$ 85.51	471.7	$ 40,338	$ 38,512	3.5x	3.2x	16.2x	14.2x	27.5x	24.7x	7%	11%
Paychex	PAYX	$ 49.41	364.9	$ 18,030	$ 17,410	6.1	5.7	14.4	13.3	25.7	23.9	7%	10%
Paylocity	PCTY	$ 33.48	53.4	$ 1,787	$ 1,693	10.0	7.9	nm	nm	nm	nm	26%	30%
Paycom	PCOM	$ 34.76	57.0	$ 1,983	$ 1,974	9.6	7.5	nm	39.9	nm	nm	18%	19%
					Average	7.3	6.1	15.3	22.5	26.6	24.3	15%	18%
					Median	6.1	5.7	14.4	13.3	25.7	23.9	7%	11%

Private Companies (4)				Amount		
Name	Industry	Buyer	Date	(Millions)	EV/R	EV/EBITDA
Mercury Payments	Payments	Vantiv	May 2014	$ 1,650	7.0x	17.7x
Litle & Co	Payments	Vantiv	October 2012	$ 361	7.2	16.4
Merchant e-Solutions	Payments	Cielo USA	July 2012	$ 670	5.4	11.0
EPX	Payments	NA Bancard	December 2014	$ 50	5.6	nm
SecureNet (3)	Payments	WorldPay	December 2014	na	na	na
Payroll 1 (3)	Payroll	Heartland	March 2015	$ 30	2.5	10.0
PayChoice	Payroll	Sage	October 2014	$ 158	4.1	31.6

Notes

1. *Primary Source F.T Partners - Prices updated as of May 29, 2015*
2. *Public Company Estimates are from Capital IQ*
3. *Estimated from indirect Industry Sources*
4. *Information from Strawhecker Group, William Blair & Co, Company publicatons*

18

Income Statement 19 (000's Omitted) 2014 2013 2015 2014 Processing revenues $ 33,447 $ 30,905 $ 10,844 $ 8,169 Cost of processing revenues 19,993 18,417 6,456 4,688 Gross profit 13,454 12,488 4,388 3,481 Selling, general and administrative expenses 12,140 11,745 3,382 2,775 Change in fair value of contingent consideration liability (10) (690) 11 - Amortization of intangibles 2,379 2,241 768 560 Depreciation 387 388 109 103 Operating (loss) income (1,442) (1,196) 118 43 Other expenses (income) Interest expenses 1,692 2,215 197 406 Amortization of deferred financing costs, debt discounts and conversion options 3,889 3,568 84 923 Change in fair value of derivative liability (380) (2,050) - 50 Other income (7) (10) (1) (2) Loss before income taxes (6,636) (4,919) (162) (1,334) Income tax expense (benefit) 222 39 58 52 Net loss (6,858) (4,958) (220) (1,386) Accretion of convertible preferred stock (2,358) (360) (1,216) (509) Net loss applicable to common stockholders $ (9,216) $ (5,318) $ (1,436) $ (1,895) Basic and diluted loss per share applicable to common stockholders $ (0.76) $ (0.46) $ (0.10) $ (0.16) Weighted average shares outstanding: Basic and diluted 12,080,151 11,525,943 13,863,823 11,530,040 For the Three Months Ended March 31, (Unaudited)(Audited) For the Years Ended December 31,

Balance Sheet 20 (000's Omitted) December 31, March 31, December 31, March 31, 2014 2015 2014 2015 ASSETS (Audited) (Unaudited) LIABILITIES (Audited) (Unaudited) Current assets: Current liabilities: Cash and cash equivalents $ 5,359 $ 6,162 Current portion of long-term debt and capital lease obligation $ 1,571 $ 1,884 Restricted cash 1,386 1,386 Accounts payable and accrued expenses 9,153 9,006 Accounts receivable, less allowance for doubtful accounts 2,634 1,646 Settlement processing liabilities 18,024 14,738 Settlement processing assets 18,893 15,871 Deferred revenue, derivative liability and other current liabilities 3,770 3,837 Prepaid expenses and other current assets 828 728 Current liabilities before client fund obligations 32,518 29,465 Current assets before funds held for clients 29,100 25,793 Client fund obligations 40,833 57,656 Funds held for clients 40,833 57,656 Total current liabilities 73,351 87,121 Total current assets 69,933 83,449 Long-term debt and capital lease obligation, net of current portion 14,795 14,185 Property and equipment, net 1,226 1,225 Deferred income taxes 284 284 Goodwill 41,760 41,760 Other liabilities 1,411 1,156 Identifiable intangible assets, net 26,892 26,124 Total liabilities 89,841 102,746 Deferred financing costs, net 89 83 Redeemable Convertible Preferred Stock 29,779 30,995 Other assets 4,502 4,524 Stockholders’ Equity 24,782 23,424 Total assets $ 144,402 $ 157,165 Total Liabilities and Stockholders’ Equity $ 144,402 $ 157,165

EBITDA and Pro Forma EBITDA

Non-GAAP Financial Measures

These comments include a discussion of non-GAAP financial measures as defined in Regulation G of the Securities and Exchange Act of 1934, as amended. We report our financial results in compliance with GAAP, but believe that also discussing non-GAAP measures provides investors with financial measures it uses in the management of our business. This presentation includes EBITDA and pro forma EBITDA measurements. We define EBITDA as operating income (loss), before interest, taxes, depreciation, amortization of intangibles, and non-cash changes in the fair value of contingent consideration liability. We define pro forma EBITDA as EBITDA, as defined above, plus certain non-recurring items, including certain legal and professional costs for non-repetitive matters, legal settlement costs, non-cash stock option costs, and non-cash losses on the disposal of fixed assets. These measures may not be comparable to similarly titled measures reported by other companies. Management uses EBITDA and pro forma EBITDA as indicators of the Company's operating performance and ability to fund acquisitions, capital expenditures and other investments and, in the absence of refinancing options, to repay debt obligations. Management believes EBITDA and pro forma EBITDA are helpful to investors in evaluating the Company's operating performance because non-cash costs and other items that management believes are not indicative of its results of operations are excluded. EBITDA and pro forma EBITDA are supplemental non-GAAP measures and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP such as net income or income from operations. Non-GAAP financial measures do not reflect a comprehensive system of accounting, may differ from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies.

(000's omitted)	Years Ended December 31, 2014	Years Ended December 31, 2013	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Operating income (loss)	$ (1,442)	$ (1,196)	$ 118	$ 43
Change in fair value of contingent consideration liability	(10)	(690)	11	-
Amortization of intangibles	2,379	2,241	768	560
Depreciation	387	387	109	103
EBITDA	$ 1,314	$ 742	$ 1,006	$ 706
Professional fees for non-repetitive matters	687	1,709	224	190
Legal settlement costs	603	400	6	-
Non-cash stock option costs	356	194	78	80
Non-cash loss on disposal of fixed asset	244	-	-	-
Pro Forma EBITDA	$ 3,204	$ 3,045	$ 1,314	$ 976

21

Capital Structure 22 March 31, December 31, 2015 2014 Term loan payable to Metro Bank (or “Metro”), interest rate of 4.0% payable in monthly principal payments of $107,143 plus interest, maturing December 28, 2019, collateralized by the assets and equity interests of AD Computer Corporation and Payroll Tax Filing Services, Inc. $ 6,104 $ 6,425 Term loan payable to Metro Bank, interest rate of 5.25% payable in monthly principal payments of $104,167 plus interest, maturing November 7, 2021, collateralized by the assets and equity interests of ACI Merchant Systems, LLC. 7,500 7,500 Unsecured promissory note payable to WLES, interest rate of 5.0% payable quarterly, note principal due on December 31, 2017. Note amount excludes unamortized fair value discount of $511,808 and $552,424 at March 31 , 2015 and December 31, 2014, respectively. 1,819 1,779 Unsecured promissory note payable to stockholder, interest rate of 4% payable at maturity, note principal due September 30, 2016. 492 492 Capital lease obligations related to computer equipment at JetPay, LLC, interest rate of 5.55%, due in monthly lease payments of $4,114, maturing in May 2017, collateralized by equipment. 140 154 Various other debt instruments related to vehicles at ADC. 14 16 16,069 16,366 Less current portion (1,884) (1,571) $ 14,185 $ 14,795 (in thousands)

Management Team

Bipin C. Shah has been the Chairman of the Board and Chief Executive Officer of the Company since inception. Since the sale of Genpass, Inc. to U.S. Bancorp in 2005, Mr. Shah has been a private investor, focusing on opportunities in the payments business. From 2000 to 2005, Mr. Shah was the Chief Executive Officer of Genpass, Inc. where he led the development of the MoneyPass, a surcharge-free ATM network, as well as a payroll debit card used by several large payroll companies. From 1992 until its sale to Paymentech in 1996, he was the Chief Executive Officer of Gensar, Inc., a company that specialized in the processing of restaurant debit and credit card transactions. During his tenure at Gensar, Inc., he led development of the "Tip Management System" along with other technology enhancements. From 1980 to 1991, Mr. Shah was employed by CoreStates Financial Corp and its predecessor, Philadelphia National Bank, ultimately serving as Vice Chairman and Chief Operating Officer. While at CoreStates, Mr. Shah oversaw the acquisitions of seven ATM and point of sale businesses and was active in the development of several products for the financial services industry's payments infrastructure, including the Money Access Center network, the introduction of debit to the point-of-sale, cash-back, and pay-at-the-pump. From 1985 to 1992, Mr. Shah served as a director of VISA USA and VISA INTERNATIONAL. He has served on the Board of Trustees for Baldwin-Wallace College and the Franklin Institute. Earlier in his career, he was a Senior Vice President at the Federal Reserve Bank of Philadelphia and a Senior Vice President at American Express, as well as the President of Vertex Division of MAI. Mr. Shah holds a Bachelor of Arts in Philosophy from Baldwin-Wallace College and a Masters in Philosophy from the University of Pennsylvania. .

Peter B. Davidson has served as the Company's Chief Administrative Officer and Corporate Secretary since inception and is now the Company's Vice-Chairman and Chief Marketing Officer, while still retaining his duties as Corporate Secretary. Mr. Davidson was formerly Chief Executive Officer of Brooks FI Solutions, LLC, an entity that provides retail banking and payment solutions that he founded in 2006. Immediately prior to founding Brooks FI Solutions, Mr. Davidson was Executive Vice President of Genpass, Inc. where, from 2002 until its acquisition and subsequent integration by U.S. Bancorp in 2005, he led its efforts to bring stored value products to market. While at Genpass, Inc., he was also involved in the development and implementation of MoneyPass, a surcharge-free ATM network. Earlier in his career, Mr. Davidson served as President of Speer & Associates, leading domestic and international consulting engagements in the retail banking and electronic funds transfer industry; Executive Vice President at HSBC USA and President of HSBC Mortgage, where he was responsible for managing its consumer businesses; and Senior Vice President at CoreStates Financial, where he managed the credit card and consumer lending businesses and developed remote banking strategies. Mr. Davidson holds a B.S. in Economics from the Wharton School of the University of Pennsylvania in Finance and Accounting, and an MBA from Widener University in Finance.

Gregory M. Krzemien has served as the Company's Chief Financial Officer since February 7, 2013. From 1999 to October, 2012, Mr. Krzemien served as Chief Financial Officer, Treasurer and Corporate Secretary of Mace Security International, Inc., a publicly traded company that is a manufacturer of personal defense sprays, personal protection products and electronic surveillance equipment, and the operator of a UL rated wholesale security monitoring station. From 1992 to 1999, Mr. Krzemien served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc., a publicly traded solid waste company. From 1981 to 1992 Mr. Krzemien held various positions at Ernst & Young LLP, including Senior Audit Manager from October 1988 to August 1992. Mr. Krzemien has significant experience in the areas of mergers and acquisitions, Securities and Exchange Commission reporting, strategic planning and analysis, financings, corporate governance, risk management and investor relations. Mr. Krzemien holds a B.S. Honors Degree in Accounting from the Pennsylvania State University.

23

Historic Management Team Accomplishments 24 ▪ Made the first purchase transaction on an ATM card – creating the Debit Card ▪ Invented cash - back at the POS for debit cardholders ▪ Through the MAC ATM Network (later rebranded “Debit Card”) provided the first access to cash withdrawals from non - bank credit cards – Amex and Discover ▪ Launched Multiple Businesses: x Developed the BuyPass Platform – integrated with MAC and Star networks (sold to First Data Corp) x Founded Gensar – 7 th largest third - party POS processor in the U.S. (sold to Chase Paymentech ) x Founded Genpass – second largest ATM processor in America (sold to US Bancorp) ▪ Invented electronic authorization of bank card transactions ▪ Made more than 25 acquisitions over the past 30 years ▪ $ 400MM $2 billion investments investor returns